PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund

(the Fund)

Supplement dated March 10, 2017 to the Fund’s Currently Effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

This supplement amends and supersedes any contrary information contained within the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI), and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and SAI, as applicable, and retain it for future reference.

1.	In the Summary Prospectus and Prospectus sections entitled Fund Summary—Investments, Risk and Performance, and More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Risks of Investing in the Fund, the following risk is deleted and replaced as follows:

Commodity Regulatory Risk. Each of the Fund and the Cayman Subsidiary is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (CFTC). Due to recent regulatory changes, the manager, its affiliates and the Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

2.	In the Prospectus section entitled More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies—Asset Allocation—Commodity Asset Class, the second paragraph is deleted and replaced as follows:

The Fund expects that most of its investments in the commodity asset class will be through exchange-traded futures on commodities held by its Cayman Subsidiary. The Fund may also invest directly in CLNs linked to commodity indices, ETFs and ETNs whose returns are linked to commodities or commodity indices, within the limits of applicable tax law.

3.	In the Prospectus section entitled More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies—Asset Allocation—Cayman Subsidiary, the second paragraph is deleted and replaced as follows:

The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the manager and subadvisers, in managing the Cayman Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Cayman Subsidiary’s portfolio investments and shares of the Cayman Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Cayman Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Cayman Subsidiary’s compliance with its policies and procedures. The Fund and the Cayman Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.

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4.	In the Prospectus section entitled More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies—Asset Allocation—Gold/Defensive Asset Class, the second paragraph is deleted and replaced as follows:

QMA may invest through the Cayman Subsidiary in gold-related derivatives (e.g., futures contracts on gold) that would otherwise generate non-qualifying income for purposes of the Code. QMA may only invest in the Cayman Subsidiary to the extent that QMA, as asset allocator, has allocated less than 25% of the Fund’s assets to the commodity asset class.

5.	In the SAI section entitled Investment Risks and Considerations—Futures, the following section is deleted and replaced as follows:

Based on the Fund’s current investment strategies, each of the Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the CEA. The Manager is therefore subject to dual regulation by the SEC and the CFTC. The Manager, its affiliates and the Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund due to such dual regulation. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies.

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